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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K
                            ________________________


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 7, 2005

                                  PROTEO, INC.

             (Exact name of registrant as specified in its charter)

           NEVADA                       000-30728                88-0292249
(State of other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              2102 BUSINESS CENTER DRIVE, IRVINE, CALIFORNIA 92612
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (949) 253-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
                            ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS.

            Effective November 7, 2005, Mr. Walter Thomsen was terminated as the Registrant's President, Principal Executive Officer, Principal Financial Officer and Chief Accounting Officer and, effective the same day, the Registrant's Board of Directors appointed Ms. Birge Bargmann to the offices of President, Principal Executive Officer, Principal Financial Officer and Chief Accounting Officer.

            Ms. Bargmann has been a member of the Registrant's Board of Directors since February 2002, and a member of the Board of Directors of Proteo, AG, our wholly owned subsidiary, since April 2000. Prior to her appointment as an officer of the Registrant, Ms. Bargmann has been an employee of the University of Kiel, where she has worked for the prior eight years. Ms. Bargmann has experience in project management and is an expert in the area of protein purification and analysis.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PROTEO, INC.


Date: November 14, 2005                       By:  /s/ BIRGE BARGMANN
                                                   ---------------------------
                                                   Birge Bargmann
                                                   Chief Executive Officer